SCHEDULE 14A INFORMATION
                            ------------------------

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

         [   ]   Preliminary Proxy Statement
         [ X ]   Definitive Proxy Statement
         [   ]   Definitive Additional Materials
         [   ]   Soliciting Material Pursuant to SS240.14a-11(c) or SS240.14a-12

                    THE FIRST CONNECTICUT CAPITAL CORPORATION
                ------------------------------------------------
                (Name of Registrant as specified in its charter)


       -------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement), if other than Registrant

Payment of Filing Fee (Check the appropriate box):

         [ X ]   No fee required
         [   ]   $125 per Exchange Act Rules 0-11(c)(l)(ii), 14a-6(i)(l) or
                 14a-6(i)(2).
         [   ]   $500 per each party to the controversy pursuant to Exchange Act
                 Rule 14a-6(i)(3).
         [   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
                 and 0-11.

                 (1) Title of each class of securities to which transaction applies:
                               ----------------------------------------------
                 (2)   Aggregate number of securities to which transaction
                       applies:
                               ----------------------------------------------
                 (3)   Per unit price or other underlying value of transaction
                       computed pursuant to Exchange Act Rule 0-11:          (A)
                                                                   ----------
                 (4)   Proposed maximum aggregate value of transaction:
                                                                       ------
                 (5)   Total fee paid:
                                      ---------------------------------------

         [   ]   Fee paid previously with preliminary materials.

         [   ]   Check box if any of the fee is offset as provided by Exchange
                 Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                 (1)   Amount Previously Paid:
                                              -------------------------------
                 (2)   Form, Schedule or Registration Statement No.:
                                                                    ---------
                 (3)   Filing Party:
                                    -----------------------------------------
                 (4)   Date Filed:
                                  -------------------------------------------

                              THE FIRST CONNECTICUT
                               CAPITAL CORPORATION
                             1000 Bridgeport Avenue
                           Shelton, Connecticut 06484
                           --------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                October 19, 1999
                           --------------------------

To the Stockholders:

      NOTICE is hereby given that the Annual Meeting of Stockholders of THE FIRST CONNECTICUT CAPITAL CORPORATION (the "Company") will be held at the First Union Bank, Shelton Square Office, Greater Valley Chamber of Commerce, Conference Room, 2nd Floor, 900 Bridgeport Avenue, Shelton, Connecticut on October 19, 1999 at 9:00 a.m. for the following purposes:

       ( 1 ) To elect six Directors for the ensuing year;

       ( 2 ) To consider and approve The First Connecticut Capital Corporation 1999 Stock Option Plan.

       ( 3 ) To approve the appointment of the firm of Deloitte & Touche as auditors of the Company for the fiscal year ending March 31, 2000;

       ( 4 ) To transact any other business that may properly come before the meeting or any adjournment thereof.

       Stockholders of record on the books of the Company at close of business on September 7, 1999 will be entitled to vote at the meeting.

       So far as management is at present aware, no business will come before the annual meeting other than the matters set forth above.

       You are cordially invited to attend this meeting. Whether or not you plan to be present, kindly fill in, date and sign the enclosed proxy exactly as your name appears on the proxy and mail it promptly so your vote can be recorded. Your vote is important regardless of the number of shares you own. A return envelope is enclosed for your convenience which requires no postage if mailed within the United States. The giving of this proxy will not affect your right to vote in person in the event you find it convenient to attend the meeting.

                                             By order of the Board of Directors,




                                                  Priscilla E. Ottowell
                                                       Secretary

Dated: September 21, 1999
Shelton, CT.

                              THE FIRST CONNECTICUT
                               CAPITAL CORPORATION
                             1000 Bridgeport Avenue
                           Shelton, Connecticut 06484
                           --------------------------

                                 PROXY STATEMENT


                         ANNUAL MEETING OF STOCKHOLDERS

                           --------------------------

                          SOLICITATION AND USE OF PROXY


      The enclosed proxy is solicited by The First Connecticut Capital Corporation (the "Company") for use at the Annual Meeting of Stockholders to be held at 9:00 a.m. on Tuesday, October 19, 1999 at the First Union Bank, Shelton Square Office, Greater Valley Chamber of Commerce, Conference Room, 2nd Floor, 900 Bridgeport Avenue, Shelton, Connecticut or any adjournment thereof for the purposes set forth in the attached Notice of Meeting. The approximate date on which this Proxy Statement and the enclosed proxy is first sent or given to stockholders is September 21, 1999.

      The shares represented by a duly executed proxy received by the Secretary in the accompanying form prior to the meeting and not revoked will be voted and if a choice is specified in the spaces provided therefor in the proxy the shares will be voted in accordance therewith. In the absence of such instructions, the proxy will vote IN FAVOR OF the proposals set forth in the Notice of Meeting. If any other matters are properly brought before the meeting, the enclosed proxy gives discretionary authority to the persons named in such proxy to vote the shares in accordance with their best judgment. Any stockholder giving a proxy may revoke it by giving written notice to the Secretary of the Company at any time prior to its use at the meeting. The mailing address of the principal executive office of the Company is 1000 Bridgeport Avenue, Shelton, Connecticut 06484.


                  VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

      Only stockholders of record at the close of business on September 7, 1999 will be entitled to vote at the meeting. The securities of the Company entitled to vote at the Meeting are 1,173,382 outstanding shares of Common Stock. Each share shall be accorded one vote. As of March 31, 1999, Mr. Robert E. Humphreys of 64 Alcott Street, Acton, Massachusetts 01720, members of his immediate family and affiliated trusts were the beneficial owners of 114,900 shares of Common Stock constituting 9.79% of the total outstanding shares of the Company's Common Stock. Mr. Humphreys is not an executive officer or director of the Company. Other than such beneficial owners, to the knowledge of the Company, no stockholder owns more than 5% of the Company's outstanding Common Stock.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

      At the Annual Meeting, it is proposed to elect six directors, each to hold office for a term of one year, and until his successor shall have been chosen and qualified. All such nominees are presently serving as directors and were elected at the 1998 Annual Meeting of Stockholders. Unless otherwise specified, the persons named in the accompanying form of proxy shall vote such proxy for the election of the directors named below who will constitute the new Board of Directors, and as to whom the following information is submitted.


--------------------- ------ ---------------------------------- ----------- ----------------- ------------
                                                                               SHARES OF
                                                                              COMMON STOCK    PERCENTAGE
                                    BUSINESS EXPERIENCE           FIRST       BENEFICIALLY        OF
           NAME        AGE          DURING PAST 5 YEARS          ELECTED      OWNED AS OF     OUTSTANDING
                                  AND OTHER DIRECTORSHIPS       A DIRECTOR       AUGUST         SHARES
                                                                               24,1998(1)
--------------------- ------ ---------------------------------- ----------- ----------------- ------------
David Engelson         78    Chairman of the Board of the          1960          43,605         3.716%
                             Company
Lawrence R. Yurdin     59    CEO and President of the              1986          21,707         1.850%
                             Company;
Jan E. Cohen           42    CEO, President and Director of        1998          2,113           0.180
                                CF Industries, Inc.; CEO,
                                LLC Manager and Director
                                of Northeast Builders Supply
                                and Home Centers;
                                CEO and LLC Manager of
                                The Brilco Business Center;
                                Member of the American
                                Institute of Certified Public
                                Accountants and the Conn.
                                Society of CPA's
Thomas D'Addario       47    Vice President of Mario               1998          15,700         1.340%
                                D'Addario Buick, Inc.;
Ronald Farrell         55    Principal owner, Vice                 1998           -0-             N/A
                                President and Operating
                                Officer of the Kaufman Fuel
                                Company
Michael L. Goldman     38    Principal in the law firm of          1998          16,921         1.440%
                                Goldman, Gruder & Woods,
                                LLC; Director and President
                                of The State Street Mortgage
                                Company
--------------------- ------ ---------------------------------- ----------- ----------------- ------------


All directors and executive officers as a group (six) persons..                 100,046         8.526%

(1) Based on information furnished to the company by the person named or his agent. Includes shares owned bythe director as custodian or trustee for minor children. All directors disclaim beneficial ownership of these share.
(2) Mr. Yurdin is the son-in-law of Mr. Engelson, Chairman of the Board and a Director of the Company.

                MEETING OF THE BOARD OF DIRECTORS AND COMMITTEES

      The Board of Directors held 3 meetings since the last annual meeting of the Company which was held on October 20, 1998.

      The Board of Directors has a standing Audit Committee, Stock Option Committee and Compensation Committee, but no Nominating Committee. Members of the Audit Committee are Messrs. Yurdin and Cohen. This Committee met once during the last fiscal year to review audit procedures and internal controls with the independent auditors and to review results of compliance audits conducted by various government agencies. The Stock Option Committee is composed of the entire Board of Directors and meet twice during the last fiscal year.

      All directors attended over seventy-five percent of the Board meetings and the Committees of the Board of which they are members. Directors, except Messers Engelson and Yurdin, receive a fee of $300.00 per meeting for serving on the Board or such committies.

                       COMPENSATION OF EXECUTIVE OFFICERS

      The following summary compensation table sets forth certain information regarding the annual and long-term compensation of David Engelson and Lawrence
R. Yurdin. No officer of the Company receives salary and bonus exceeding
$100,000.


                           SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------
                                    ANNUAL COMPENSATION         LONG TERM COMPENSATION
------------------------------------------------------------------------------------------------------
                                                   OTHER    AWARDS              PAYOUTS
                                                   ANNUAL  RESTRICTED OPTIONS/             ALL OTHER
      NAME AND                                     COMPEN-   STOCK     SARS      LTIP      COMPEN-
     PRINCIPAL         YEAR      SALARY    BONUS   SATION    AWARDS     (#)      PAYOUTS    SATION
      POSITION        ENDED       (S)       ($)     ($)       ($)                 ($)        ($)
------------------------------------------------------------------------------------------------------
David Engelson        03/31/99   $13,000     0       0       None       0        None         0
   Chairman of the    03/31/98   $12,000     0       0       None       0        None         0
    Board             03/31/97   $38,493     0       0       None       0        None         0

Lawrence R. Yurdin    03/31/99   $67,500     0       0       None       0        None         0
   President & CEO    03/31/98   $67,500     0       0       None       0        None         0
                      03/31/97   $55,000     0       0       None       0        None         0
------------------------------------------------------------------------------------------------------

                          TRANSACTIONS WITH MANAGEMENT

      One (1) director of the Company is also an officer of The State Street Mortgage Company, which made first and second mortgage loans to commercial and residential borrowers. The State Street Mortgage Company is in the process of liquidation and does not compete with the Company.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.


                                   PROPOSAL 2
                APPROVAL OF THE COMPANY'S 1999 STOCK OPTION PLAN

      The Board is recommending to the stockholders that they approve the 1999 Stock Option Plan, a copy of which is attached hereto as Exhibit A. Because adoption of the 1999 Stock Option Plan may benefit the directors of the Company, they may be deemed to have an interest in this proposal.

THE 1999 STOCK OPTION PLAN

      The purpose of the 1999 Stock Option Plan is to provide incentives that will attract and retain highly competent persons to serve as employees and directors by providing them with opportunities to acquire a propriety interest in the Company.

      The following is a brief description of the principal provisions of the 1999 Stock Option Plan and is qualified in its entirety by the 1999 Stock Option Plan included herewith as Exhibit A.

      Under the 1999 Stock Option Plan, the aggregate number of shares of Common Stock of the Company which may be issued is 150,000 shares, subject to adjustment in certain circumstances, including merger, consolidation, reorganization, recapitalization, stock dividends, stock splits, combination of shares, exchange of shares, change of corporate structure or other similar transactions. The Options issued under the Plan will be exercisable at not less than the fair market value of the Company's Common Stock, based upon the average quoted trading prices of the Common Stock preceding the issuance of the Options.

      The terms and conditions under which stock shall be granted under the 1999 Stock Option Plan are set forth in the 1999 Stock Option Plan and described below. The Board of Directors or any executive officer of the Company designated by the Board of Directors shall have authority to interpret the provisions of the 1999 Stock Option Plan, to establish such rules and procedures as may be necessary or advisable to administer the 1999 Stock Option Plan and to male all determinations necessary or advisable for the administration of the 1999 Stock Option Plan, provided that no such interpretation or determination shall change or affect the selection of participants eligible to receive grants under that Plan, the number of shares of Common Stock covered under that Plan or the terms and conditions thereof.

      ELIGIBILTY. Employees, consultants and non-employee directors of the Company are eligible to receive stock under the 1999 Stock Option Plan. The Company currently has 4 employees and 4 non-employee directors who would be eligible to participate in this Plan.

     TERM OF PLAN. The 1999 Stock Option Plan shall be effective as of October 19, 1999, upon approval of the stockholders at the Annual Meeting.

      Participants will not be able to sell or transfer Common Stock issued to them under the Plan for at least twelve months from the date of issuance and thereafter will be subject to the trading restrictions under Rule 144 of the Securities Act of 1933, as amended.

      The Stock Option Plan may be terminated and may be modified or amended by the Company's Board of Directors at any time; provided, however, that no modification or amendment may increase the aggregate number of shares which may be issued, materially increase benefits accruing to participants under the 1999 Directors Plan, or materially modify the requirements as to eligibility to receive stock without stockholder approval.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.


                                   PROPOSAL 3
                              ELECTION OF AUDITORS

      Upon the approval of a majority of the stockholders, a resolution will be adopted appointing the firm of Deloitte & Touche, who have no direct or indirect affiliation with, or financial interest in, the Company, as auditors to examine and report upon the financial statements of the Company for the fiscal year ending March 31, 2000. For the fiscal year ended March 31, 1999, Deloitte & Touche examined the Company's financial statements included in the Company's report to shareholders. A representative of the firm of Deloitte & Touche is expected to be available to respond to appropriate questions.

      The Company and its accountants did not have any "disagreements" as defined in Item 304 of Regulation S-K of the SEC during the two most recent fiscal years of the Company.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                            EXPENSES OF SOLICITATION

      The solicitation of proxies in the form enclosed is made on behalf of the management of the Company and by authority of its Board of Directors. The expenses in connection with the solicitation of Proxies, including the cost of preparing, handling, printing and mailing the Notice of Annual Meeting of Stockholders, proxy and Proxy Statement will be borne by the Company. Solicitations will be made only by use of the mails except, that if necessary, management may solicit proxies by advertising, telephone, telegraph, cable and personal interviews. In connection with this solicitation of proxies, management may use the services of directors, officers and regular employees, who will be reimbursed for their actual out of pocket expenses incurred. The Company may request bank, broker, nominees, custodians and fiduciaries to forward copies of the proxy soliciting material to the beneficial owners of the stock held of record by such persons and to request authority for the execution of proxies. The Company will reimburse such persons for their expenses in so doing, which is expected to be nominal in cost.

                              STOCKHOLDER PROPOSALS

      Stockholder proposals intended to be presented at the 2000 Annual Meeting must be received by the Company no later than March 20, 2000 for inclusion in the Company's Proxy Statement and form of Proxy for that meeting.


                             ADDITIONAL INFORMATION

     The Annual Report of the Company on Form 10-KSB covering the fiscal year ended March 31, 1999 was mailed to all stockholders on June 24, 1999

      Stockholders not receiving a copy of the Annual report on Form 10-KSB may obtain one by writing The First Connecticut Capital Corporation, 1000 Bridgeport Avenue, Shelton, Connecticut 06484, attention Priscilla E. Ottowell, Secretary or by calling 203-944-5400.


                                  OTHER MATTERS
      The persons named in the enclosed form of proxy have no present intention of bringing before the meeting for action any matters other than those specifically referred to above, nor has management any such intention and neither such person nor the management are aware of any matters which may be presented by others. If any other business should properly come before the meeting, the persons named in the proxy intended to vote thereon in accordance with their best judgment.

      ALL STOCKHOLDERS ARE URGED TO FILL IN, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY.

                                                By Order of the Board Directors,




                                                          Priscilla E. Ottowell,
                                                               Secretary
Dated: September 21, 1999
Shelton, CT.

                                    EXHIBIT A

                    THE FIRST CONNECTICUT CAPITAL CORPORATION

                             1999 STOCK OPTION PLAN


         1. PURPOSE; EFFECTIVENESS OF THE PLAN

            (a) The purpose of this Plan is to advance the interests of the Company and its stockholders by helping the Company obtain and retain the services of employees, officers, consultants, and directors, upon whose judgment, initiative and efforts the Company is substantially dependent, and to provide those persons with further incentives to advance the interests of the Company.

            (b) This Plan will become effective on the date of its adoption by the Board, provided this Plan is approved by the stockholders of the Company (excluding holders of shares of Stock issued by the Company pursuant to the exercise of options granted under this Plan) within twelve (12) months before or after that date. If this Plan is not so approved by the stockholders of the Company, any options granted under this Plan will be rescinded and will be void. This Plan will remain in effect until it is terminated by the Board or the Committee (as defined hereafter) under section 9 hereof, except that no ISO (as defined herein) will be granted after the tenth anniversary of the date of this Plan's adoption by the Board. This Plan will be governed by, and construed in accordance with, the laws of the State of Connecticut.

            2. CERTAIN DEFINITIONS. Unless the context otherwise requires, the following defined terms (together with other capitalized terms defined elsewhere in this Plan) will govern the construction of this Plan, and of any stock option agreements entered into pursuant to this Plan:

         (a)"10% Stockholder" means a person who owns, either directly or indirectly by virtue of the ownership attribution provisions set forth in Section 424(d) of the Code at the time he or she is granted an Option, stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company and/or of its subsidiaries;

         (b)"1933 Act" means the federal Securities Act of 1933, as amended;

         (c)"Board" means the Board of Directors of the Company;

         (d)"Called for under an Option," or words to similar effect, means issuable pursuant to the exercise of an Option;

         (e)"Code" means the Internal Revenue Code of 1986, as amended (references herein to Sections of the Code are intended to refer to Sections of the Code as enacted at the time of this Plan's adoption by the Board and as subsequently amended, or to any substantially similar successor provisions of the Code resulting from recodification, renumbering or otherwise);

         (f)"Committee" means a committee of two or more directors, appointed by the Board, to administer and interpret this Plan; provided that the term "Committee" will refer to the Board during such times as no Committee is appointed by the Board.

         (g)"Company" means The First Connecticut Capital Corporation, a Connecticut corporation;

         (h)"Disability" has the same meaning as "permanent and total disability," as defined in Section 22(e)(3) of the Code;

         (i)"Eligible Participants" means persons who, at a particular time, are employees, officers, consultants, or directors of the Company or its subsidiaries;

         (j)"Fair Market Value" means, with respect to the Stock and as of the date an ISO is granted hereunder, the market price per share of such Stock determined by the Committee, consistent with the requirements of
         Section 422 of the Code and to the extent consistent therewith, as follows:

                  (i) If the Stock was traded on a stock exchange on the date in question, when the Fair Market Value will be equal to the closing price reported by the applicable composite-transactions report for such date;

                  (ii) If the Stock was traded over-the-counter on the date in question and was classified as a national market issue, then the Fair Market Value will be equal to the last-transaction price quoted by the NASDAQ system for such date;

                  (iii) If the Stock was traded over-the-counter on the date in question but was not classified as a national market issue, then the Fair Market Value will be equal to the average of the last reported representative bid and asked prices quoted by the NASDAQ system for such date; and

                  (iv) If none of the foregoing provisions is applicable, then the Fair Market Value will be determined by the Committee in good faith on such basis as it deems appropriate.

         (k) "ISO" has the same meaning as "incentive stock option," as defined in Section 422 of the Code;

         (l) "Involuntary Transfer" means a Transfer that occurs pursuant to any of the following: an assignment of Option Stock for the benefit of creditors of the Optionee; a Transfer by operation of law, including, without limitation, a Transfer by will or under the laws of descent and distribution; an execution of judgment against the Option Stock or the acquisition of record or beneficial ownership of Option Stock by a lender or creditor; a Transfer pursuant to any decree of divorce, dissolution or separate maintenance, any property settlement, any separation agreement or any other agreement with a spouse (except for estate planning purposes) under which a part or all of any Option Stock are Transferred or awarded to the spouse of the Optionee or are required to be sold; or a Transfer resulting from the filing by the Optionee of a petition for relief, or the filing of an involuntary petition against the Optionee, under the bankruptcy laws of the United States or of any other nation;

         (m)"Just Cause Termination" means a termination by the Company of an Optionee's employment by and/or service to the Company (or if the Optionee is a director, removal of the Optionee from the Board by action of the stockholders or, if permitted by applicable law and the by-laws of the Company, the other directors), in connection with the good faith determination of the Company's board of directors (or of the Company's stockholders if the Optionee is a director and the removal of the Optionee from the Board is by action of the stockholders, but in either case excluding the vote of the Optionee if he or she is a director or a stockholder) that the Optionee has engaged in any acts involving dishonesty or moral turpitude or in any acts that materially and adversely affect the business, affairs or reputation of the Company or its subsidiaries;

         (n) "NSO" means any option granted under this Plan whether designated by the Committee as a "non-qualified stock option," a "non-statutory stock option" or otherwise, other than an option designated by the Committee as an ISO, or any option so designated but which, for any reason, fails to qualify as an ISO pursuant to Section 422 of the Code and the rules and regulations thereunder;

         (o) "Option" means an option granted pursuant to this Plan entitling the option holder to acquire shares of Stock issued by the Company pursuant to the valid exercise of the option;

         (p) "Option Agreement" means an agreement between the Company and an Optionee, in form and substance satisfactory to the Committee in its sole discretion, consistent with this Plan;

         (q)"Option Price" with respect to any particular Option means the exercise price at which the Optionee may acquire each share of the Option Stock called for under such Option;

         (r)"Option Stock" means Stock issued or issuable by the Company pursuant to the valid exercise of an Option;

         (s) "Optionee" means an Eligible Participant to whom Options are granted hereunder, and any transferee thereof pursuant to a Transfer authorized under this Plan;

         (t) "Plan" means this 1999 Stock Option Plan of the Company;

         (u) "QDRO" has the same meaning as "qualified domestic relations order" as defined in Section 414(p) of the Code;

         (v) "Stock" means shares of the Company's Common voting stock;

         (w) "Subsidiary" has the same meaning as "Subsidiary Corporation" as defined in Section 424(f) of the Code;

         (x) "Transfer," with respect to Option Stock, includes, without limitation, a voluntary or involuntary sale, assignment, transfer, conveyance, pledge, hypothecation, encumbrance, disposal, loan, gift, attachment or levy of such Option Stock; and

         (y) "Voluntary Transfer" means any Transfer other than an Involuntary Transfer.

            3. ELIGIBILITY. The Company may grant Options under this Plan only to persons who are Eligible Participants as of the time of such grant. Subject to the provisions of sections 4(d), 5 and 6 hereof, there is no limitation on the number of Options that may be granted to an Eligible Participant.

            4. ADMINISTRATION.

            (a) COMMITTEE. The Committee, if appointed by the Board, will administer this Plan. If the Board, in its discretion, does not appoint such a Committee, the Board itself will administer this Plan and take such other actions as the Committee is authorized to take hereunder; provided that the Board may take such actions hereunder in the same manner as the Board may take other actions under the Company's certificate of incorporation and by-laws generally.

            (b) AUTHORITY AND DISCRETION OF COMMITTEE. The Committee will have full and final authority in its discretion, at any time and from time to time, subject only to the express terms, conditions and other provisions of the Company's certificate of incorporation, by-laws and this Plan, and the specific limitations on such discretion set forth herein:

         (i) to select and approve the persons who will be granted Options under this Plan from among the Eligible Participants, and to grant to any person so selected one or more Options to purchase such number of shares of Option Stock as the Committee may determine;

         (ii) to determine the period or periods of time during which Options may be exercised, the Option Price and the duration of such Options, and other matters to be determined by the Committee in connection with specific Option grants and Option Agreements as specified under this Plan;

         (iii) to interpret this Plan, to prescribe, amend and rescind rules and regulations relating to this Plan, and to make all other determinations necessary or advisable for the operation and administration of this Plan; and

         (iv) to delegate all or a portion of its authority under subsections (i) and (ii) of this section 4(b) to one or more directors of the Company who are executive officers of the Company, but only in connection with Options granted to Eligible Participants who are not officers or directors of the Company, and subject to such restrictions and limitations (such as the aggregate number of shares of Option Stock called for by such Options that may be granted) as the Committee may decide to impose on such delegate directors.

            (c) LIMITATION ON AUTHORITY. Notwithstanding the foregoing, or any other provision of this Plan, the Committee will have no authority to grant Options to any of its members, unless approved by the Board.

            (d) DESIGNATION OF OPTIONS. Except as otherwise provided herein, the Committee will designate any Option granted hereunder either as an ISO or as an NSO. To the extent that the Fair Market Value (determined at the time the Option is granted) of Stock with respect to which all ISOs are exercisable for the first time by any individual during any calendar year (pursuant to this Plan and all other plans of the Company and/or its subsidiaries) exceeds $100,000, such option will be treated as an NSO. Notwithstanding the general eligibility provisions of section 3 hereof, the Committee may grant ISOs only to persons who are employees of the Company and/or its subsidiaries.

            (e) OPTION AGREEMENTS. Options will be deemed granted hereunder only upon the execution and delivery of an Option Agreement by the Optionee and a duly authorized officer of the Company. Options will not be deemed granted hereunder merely upon the authorization of such grant by the Committee.

            5. SHARES RESERVED FOR OPTIONS.

            (a) OPTION POOL. The aggregate number of shares of Option Stock that may be issued pursuant to the exercise of Options granted under this Plan will not exceed One Hundred Fifty Thousand (150,000) (the "Option Pool"), provided that such number will be increased by the number of shares of Option Stock that the Company subsequently may reacquire through repurchase or otherwise. Shares of Option Stock that would have been issuable pursuant to Options, but that are no longer issuable because all or part of those Options have terminated or expired, will be deemed not to have been issued for purposes of computing the number of shares of Option Stock remaining in the Option Pool and available for issuance.

            (b) ADJUSTMENTS UPON CHANGES IN STOCK. In the event of any change in the outstanding Stock of the Company as a result of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, appropriate proportionate adjustments will be made in: (i) the aggregate number of shares of Option Stock in the Option Pool that may be issued pursuant to the exercise of Options granted hereunder; (ii) the Option Price and the number of shares of Option Stock called for in each outstanding Option granted hereunder; and (iii) other rights and matters determined on a per share basis under this Plan of any Option Agreement hereunder. Any such adjustments will be made only by the Board, and when so made will be effective, conclusive and binding for all purposes with respect to this Plan and all Options then outstanding. No such adjustments will be required by reason of the issuance or sale by the Company for cash or other consideration of additional shares of its Stock or securities convertible into or exchangeable for shares of its Stock.

            6. TERMS OF STOCK OPTION AGREEMENTS. Each Option granted pursuant to this Plan will be evidenced by an agreement (an "Option Agreement") between the Company and the person to whom such Option is granted, in form and substance satisfactory to the Committee in its sole discretion, consistent with this Plan. Without limiting the foregoing, each Option Agreement (unless otherwise stated therein) will be deemed to include the following terms and conditions:

            (a) COVENANTS OF OPTIONEE. At the discretion of the Committee, the person to whom an Option is granted hereunder, as a condition to the granting of the Option, must execute and deliver to the Company a confidential information agreement approved by the Committee. Nothing contained in this Plan, any Option Agreement or in any other agreement executed in connection with the granting of an Option under this Plan will confer upon any Optionee any right with respect to the continuation of his or her status as an employee of, consultant or independent contractor to, or director of, the Company or its subsidiaries.

            (b) VESTING PERIODS. Except as otherwise provided herein, each Option Agreement may specify the period or periods of time within which each Option or portion thereof will first become exercisable (the "Vesting Period") with respect to the total number of shares of Option Stock called for thereunder (the "Total Award Option Stock"). Such Vesting Periods will be fixed by the Committee in its discretion, and may be accelerated or shortened by the Committee in its discretion. Unless the Option Agreement executed by an Optionee expressly otherwise provides and except as set forth herein, the right to exercise an Option granted hereunder will vest immediately upon the grant thereof by the Committee, or on such later Grant Date as may be specified in such Option Agreement.

            (c) EXERCISE OF THE OPTION.

            (i) MECHANICS AND NOTICE. An Option may be exercised to the extent exercisable (1) by giving written notice of exercise to the Company, specifying the number of full shares of Option Stock to be purchased and accompanied by full payment of the Option Price thereof and the amount of withholding taxes pursuant to subsection 6(c)(ii) below; and (2) by giving assurances satisfactory to the Company that the shares of Option Stock to be purchased upon such exercise are being purchased for investment and not with a view to resale in connection with any distribution of such shares in violation of the 1933 Act; provided, however, that in the event the Option Stock called for under the Option is registered under the 1933 Act, or in the event resale of such Option Stock without such registration would otherwise be permissible, this second condition will be inoperative if, in the opinion of counsel for the Company, such condition is not required under the 1933 Act, or any other applicable law, regulation or rule of any governmental agency.

            (ii) WITHHOLDING TAXES. As a condition to the issuance of the shares of Option Stock upon full or partial exercise of an NSO granted under this Plan, the Optionee will pay to the Company in cash, or in such other form as the Committee may determine in its discretion, the amount of the Company's tax withholding liability required in connection with such exercise for purposes of this subsection 6(c)(ii), "tax withholding liability" will mean all federal and state income taxes, social security tax, and any other taxes applicable to the compensation income arising from the transaction required by applicable law to be withheld by the Company.

            (d) PAYMENT OF OPTION PRICE. Each Option Agreement will specify the Option Price with respect to the exercise of Option Stock thereunder, to be fixed by the Committee in its discretion, but in no event will the Option Price for an ISO granted hereunder be less than the Fair Market Value (or, in case the Optionee is a 10% Stockholder, one hundred ten percent (110%) of such Fair Market Value) of the Option Stock at the time such ISO is granted. The Option Price will be payable to the Company in United States dollars in cash or by check or, such other legal consideration as may be approved by the Committee, in its discretion.

            (i) For example, the Committee, in its discretion, may permit a particular Optionee to pay all or a portion of the Option Price, and/or the tax withholding liability set forth in subsection 6(c)(ii) above, with respect to the exercise of an Option either by surrendering shares of Stock already owned by such Optionee or by withholding shares of Option Stock, provided that the Committee determines that the fair market value of such surrendered Stock or withheld Option Stock is equal to the corresponding portion of such Option Price and/or tax withholding liability, as the case may be, to be paid for therewith.

            (ii) If the Committee permits an Optionee to pay any portion of the
                Option Price and/or tax withholding liability with shares of Stock with respect to the exercise of an Option (the "Underlying Option") as provided in subsection 6(d)(i) above, then the Committee, in its discretion, may grant to such Optionee (but only if the Optionee remains an Eligible Participant at that time) additional NSOs, the number of shares of Option Stock called for thereunder to be equal to all or a portion of the Stock so surrendered or withheld (a "Replacement Option"). Each Replacement Option will be evidenced by an Option Agreement. Unless otherwise set forth therein, each Replacement Option will be immediately exercisable upon such grant (without any Vesting Period) and will be coterminous with the Underlying Option. The Committee, in its sole discretion, may establish such other terms and conditions for Replacement Options as it deems appropriate.

            (e) TERMINATION OF THE OPTION. Except as otherwise provided herein, each Option Agreement will specify the period of time, to be fixed by the Committee in its discretion, during which the Option granted therein will be exercisable, not to exceed ten (10) years from the date of grant in the case of an ISO (the "Option Period"); provided that the Option Period will not exceed five (5) years from the date of grant in the case of an ISO granted to a 10% Stockholder. To the extent not previously exercised, each Option will terminate upon the expiration of the Option Period specified in the Option Agreement; provided, however, that each such Option will terminate, if earlier: (i) ninety
(90) days after the date that the Optionee ceases to be an Eligible Participant for any reason, other than by reason of death or disability or a Just Cause Termination; (ii) twelve (12) months after the date that the Optionee ceases to be an Eligible Participant by reason of such person's death or disability; or
(iii) immediately as of the date that the Optionee ceases to be an Eligible Participant by reason of a Just Cause Termination. In the event of a merger or consolidation or other reorganization (a "Corporate Transaction") in which the Company is not the surviving corporation, or in which the Company becomes a subsidiary of another corporation, then notwithstanding anything else herein, the right to exercise all then outstanding Options will vest immediately prior to such Corporate Transaction and will terminate immediately after such Corporate Transaction; provided, however, that if the Board, in its sole discretion, determines that such immediate vesting of the right to exercise outstanding Options is not in the best interests of the Company, then the successor corporation must agree to assume the outstanding Options or substitute therefor comparable options of such successor corporation or a parent or subsidiary of such successor corporation.

            (f) OPTIONS NONTRANSFERABLE. No Option will be transferable by the Optionee otherwise than by will or the laws of descent and distribution, or in the case of an NSO, pursuant to a QDRO. During the lifetime of the Optionee, the Option will be exercisable only by him or her, or the transferee of an NSO if it was transferred pursuant to a QDRO.

            (g) QUALIFICATION OF STOCK. The right to exercise an Option will be further subject to the requirement that if at any time the Board determines, in its discretion, that the listing, registration or qualification of the shares of Option Stock called for thereunder upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition of or in connection with the granting of such Option or the purchase of shares of Option Stock thereunder, the Option may not be exercised, in whole or in part, unless and until such listing, registration, qualification, consent or approval is effected or obtained free of any conditions not acceptable to the Board, in its discretion.

            (h) RESTRICTIONS ON TRANSFER OF OPTION STOCK.

            (i) GENERAL RULES ON PERMISSIBLE TRANSFER OF OPTION STOCK. Option
                Stock may be Transferred only after compliance with the specific limitations on the Transfer of Option Stock set forth below with respect to restrictions upon Transfer imposed by applicable state or federal securities laws, and certain undertakings of the transferee as set forth in subsection 6(h)(iii). All Transfers of Option Stock not meeting the conditions set forth in this subsection 6(h) are expressly prohibited.

            (ii) EFFECT OF PROHIBITED TRANSFER. Any prohibited Transfer, whether
                Voluntary or Involuntary, is void and of no effect. Should such a Transfer purport to occur, the Company may refuse to carry out the Transfer on its books, attempt to set aside the Transfer, enforce any undertaking or right under this subsection 6(h), or exercise any other legal or equitable remedy.

            (iii) REQUIRED UNDERTAKING. Any Transfer that would otherwise be permitted under the terms of this Plan is prohibited unless the transferee executes such documents as the Company may reasonably require to ensure that the Company's rights under an Option Agreement and this Plan are adequately protected with respect to the Option Stock so Transferred. Such agreements may include, without limitation, the transferee's agreement to be bound by all of the terms of this Plan, and of the applicable Option Agreement, as if he or she were the original Optionee.

            (i) SPECIFIC RESTRICTIONS ON TRANSFER. By accepting Options and/or Option Stock under this Plan, the Optionee will be deemed to represent, warrant and agree as follows:

            (i) SECURITIES ACT OF 1933. The Optionee understands that the shares of Option Stock have not been registered under the 1933 Act, and that such shares are not freely tradable and must be held indefinitely unless such shares are either registered under the 1933 Act or an exemption from such registration is available. The Optionee understands that the Company is under no obligation to register the shares of Option Stock.

            (ii) OTHER APPLICABLE LAWS. The Optionee further understands that
                Transfer of the Option Stock requires full compliance with the provisions of all applicable laws.

            (iii) INVESTMENT INTENT. (1) Upon exercise of any Option, the
                Optionee will purchase the Option Stock for his or her own account and not with a view to distribution within the meaning of the 1933 Act, other than as may be effected in compliance with the 1933 Act and the rules and regulations promulgated thereunder; (2) no one else will have any beneficial interest in the Option Stock; and (3) he or she has no present intention of disposing of the Option Stock at any particular time.

            (j) COMPLIANCE WITH LAW. Notwithstanding any other provision of this Plan, Options may be granted pursuant to this Plan, the Option Stock may be issued pursuant to the exercise thereof by an Optionee, only after there has been compliance with all applicable federal and state securities laws, and all of the same will be subject to this overriding condition. The Company will not be required to register or qualify Option Stock with the Securities and Exchange Commission or any State agency, except that the Company will register with, or as required by local law, file for and secure an exemption from such registration requirements from, the applicable securities administrator and other officials of each jurisdiction in which an Eligible Participant would be granted an Option hereunder prior to such grant.

            (k) STOCK CERTIFICATES. Certificates representing the Option Stock issued pursuant to the exercise of Options will bear all legends required by law and necessary to effectuate this Plan's provisions. The Company may place a "stop transfer" order against shares of the Option Stock until all restrictions and conditions set forth in this Plan and in the legends referred to in this section 6(k) have been complied with.

            (l) MARKET STANDOFF. To the extent requested by the Company and any underwriter of securities of the Company in connection with a firm commitment underwriting, no holder of any shares of Option Stock will sell or otherwise Transfer any such shares not included in such underwriting, or not previously registered pursuant to a registration statement filed under the 1933 Act, during the one hundred and twenty (120) day period following the effective date of the registration statement filed with the Securities and Exchange Commission in connection with such offering.

            (m) NOTICES. Any notice to be given to the Company under the terms of an Option Agreement will be addressed to the Company at its principal executive office, Attention: Corporate Secretary, or at such other address as the Company may designate in writing. Any notice to be given to an Optionee will be addressed to the Optionee at the address provided to the Company by the Optionee. Any such notice will be deemed to have been duly given if and when enclosed in a properly sealed envelope, addressed as aforesaid, registered and deposited, postage and registry fee prepaid, in a post office or branch post office regularly maintained by the United States Government, by telecopier or nationally recognized overnight delivery service.

            (n) OTHER PROVISIONS. The Option Agreement may contain such other terms, provisions and conditions, including restrictions on the Transfer of Option Stock issued upon exercise of any Options granted hereunder, not inconsistent with this Plan, as may be determined by the Committee in its sole discretion.

            7. PROCEEDS FROM SALE OF STOCK. Cash proceeds from the sale of shares of Option Stock issued from time to time upon the exercise of Options granted pursuant to this Plan will be added to the general funds of the Company and as such will be used from time to time for general corporate purposes.

            8. MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of this Plan, the Committee may modify Options granted under this Plan, or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor. Notwithstanding the foregoing, however, no modification of any Option will, without the consent of the holder of the Option, alter or impair any rights or obligations under any Option theretofore granted under this Plan.

            9. AMENDMENT AND DISCONTINUANCE. The Board may amend, suspend or discontinue this Plan at any time or from time to time; provided that no action of the Board will cause ISOs granted under this Plan not to comply with Section 422 of the Code unless the Board specifically declares such action to be made for that purpose and provided further that no such action may, without the approval of the stockholders of the Company, increase (other than by reason of an adjustment pursuant to section 5(b) hereof) the maximum aggregate number of shares of Option Stock in the Option Pool that may be issued under Options granted pursuant to this Plan. Moreover, no such action may alter or impair any Option previously granted under this Plan without the consent of the holder of such Option.

            10. Copies of Plan. A copy of this Plan will be delivered to each Optionee at or before the time he or she executes an Option Agreement.


Date Plan Adopted by Board of Directors:  _________ _____, 1999

Date Plan Approved by Stockholders:       _________ _____, 1999